UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

REVOLUTION MEDICINES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SCAN TO VIEW MATERIALS & VOTE REVOLUTION MEDICINES, INC. VOTE BY INTERNET 700 SAGINAW DR. Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above REDWOOD CITY, CA 94063 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RVMD2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. This proxy is solicited on behalf of the Board of Directors of Revolution Medicines, Inc. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V96593-P45570 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REVOLUTION MEDICINES, INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR the nominee(s), mark “For All Except” and write the election of the director nominees named in Proposal No. 1 of number(s) of the nominee(s) on the line below. the Proxy Statement; FOR the ratification of the appointment ! ! ! of PricewaterhouseCoopers LLP, as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; and FOR the approval, on a non-binding, advisory basis, of the Say-On-Pay proposal as described in Proposal No. 3 of the Proxy Statement. 1. To elect two Class III directors to hold office until the 2029 Annual Meeting of Stockholders or until his successor is elected; Nominees: 01) Alexis Borisy For Against Abstain 02) Mark A. Goldsmith, M.D., Ph.D. 2. To ratify the appointment, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP, as the independent registered public ! ! ! accounting firm of the Company for its fiscal year ending December 31, 2026; and 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant ! ! ! to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”). NOTE: The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K of Revolution Medicines, Inc. are available at www.proxyvote.com. V96594-P45570 REVOLUTION MEDICINES, INC. Annual Meeting of Stockholders June 18, 2026, 7:30 a.m. PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mark A. Goldsmith, M.D., Ph.D. and Jeffrey Cislini, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of REVOLUTION MEDICINES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 a.m. PDT on June 18, 2026, at www.virtualshareholdermeeting.com/RVMD2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side